EXHIBIT 99.1



                        SAFE HARBOR STATEMENT

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.





                                                                    modavox logo

                             COMPANY OVERVIEW
--------------------------------------------------------------------------------

  MODAVOX IS A TECHNOLOGICALLY ADVANCED INTERNET TV & RADIO DESTINATION
  DEVELOPER.


SPACE:  INTERACTIVE INTERNET BROADCASTING TECHNOLOGY


PRODUCT: GLOBAL INTERNET DESTINATIONS WITH ABILITY TO MONETIZE





                                                                    modavox logo
modavox logo                  KEY FACTS
--------------------------------------------------------------------------------


Symbol                                              MDVX.OB
--------------------------------------------------------------------------------
Corporate Headquarters                              4636 East University Drive
                                                    Suite 275
                                                    Phoenix, AZ 85034
--------------------------------------------------------------------------------
Stock Price (04/22/2008 )|| 52-Week Range           $1.45|| $.85-$1.98
--------------------------------------------------------------------------------
Shares Outstanding (4/18/08)                        41,407,643
--------------------------------------------------------------------------------
Market Capitalization                               $60.04M
--------------------------------------------------------------------------------
Volume (daily 90-day average)                       27,780
--------------------------------------------------------------------------------
Debt                                                $0
--------------------------------------------------------------------------------
Preferred Stock Authorized                          $25,000,000
--------------------------------------------------------------------------------
Common Stock Authorized                             $100,000,000
--------------------------------------------------------------------------------
Insider Ownership                                   37%
--------------------------------------------------------------------------------
Institutional Ownership Shares                      NA
--------------------------------------------------------------------------------
Full-time Employees 53
--------------------------------------------------------------------------------
Fiscal Year                                         March 1 - Feb 28
--------------------------------------------------------------------------------
Accounting Firm                                     Malone & Bailey PC
--------------------------------------------------------------------------------
                                                                               4

                              CAPITALIZATION NOTES
--------------------------------------------------------------------------------

     o    Equity

          o    100,000,000 Common Stock Authorized
          o    25,000,000 Preferred Stock
          o    41,407,643 Primary shares issued and outstanding
          o    Insider Ownership Approximately 37%
          o    16,155,597 Approximate Current Float

     o    No Debt



                                                                    modavox logo

                                    REVENUE DRIVERS
--------------------------------------------------------------------------------

PRODUCTS & SERVICES

     Our patented and award-winning product lines are provided through two operational divisions:


o    MODAVOX NETWORK

o    MODAVOX INTERACTIVE AGENCY

INTELLECTUAL PROPERTY

o    PATENTED TECHNOLOGY LICENSE STRATEGY PATENT STRATEGY


                                                                    modavox logo

                                PATENT STRATEGY
--------------------------------------------------------------------------------

o Licensing of Technology at the Forefront of Sales Efforts and Key Client Accounts Acquired


o Infringement Lawsuit Progressing against Tacoda,, Inc., Acquired by AOL for $275 million per Prescribed Court Schedule


o    BoomBox(R) Trademark Enforcement Initiative Underway


                                                                    modavox logo

                            NEAR-TERM OBJECTIVES
--------------------------------------------------------------------------------

o    LISTING WITH AMEX OR NASDAQ

o    SIGNIFICANT PROGRESS WITH LICENSE & PATENT ENFORCEMENT STRATEGY

o    SALES FORCE EXPANSION

o    FULFILLMENT AND INFRASTRUCTURE EXPANSION

o    INTEGRATION OF NEW SYSTEMS AND TEAM MEMBERS THROUGH POTENTIAL M&A
     STRATEGIES

o PROVIDE LEAP FROM INTERNET RADIO TO TERRESTRIAL RADIO FOR VOICEAMERICA AND WORLD TALK RADIO HOSTS


                                                                    modavox logo

                           NETWORK OPERATION OVERVIEW
--------------------------------------------------------------------------------

o    Complete INTERNET TV and INTERNET RADIO Destinations

o The pioneering VOICEAMERICA(TM) and WORLD TALK RADIO(TM) NETWORKS, the largest and recognized leader in Internet Talk Radio

o TALKZONE RADIO and Syndication Services extends the Vision, Voice, and Identity of Internet Radio Hosts to Terrestrial Radio

o BOOMBOX RADIO(R) allows for the creation of advanced Internet Radio networks

o BOOMBOX VIDEO(R) allows for the creation of sophisticated Internet TV networks modavox logo

                          NETWORK OPERATION HIGHLIGHTS
--------------------------------------------------------------------------------

o    INTERNET TALK RADIO

o    Letter of Intent with TalkZone Radio & Syndication Services

o    New World Talk Radio(TM)(TM) and VoiceAmerica(TM)(TM) Sites Coming Online

o    New Voice America(TM) Green Channel

o    New Mind Body Spirit TV Network - Oasis TV

o    Freedom Network - Break The Matrix

o    Continued Growth In Faith-Based Broadcasting with Unity FM

o    Comedy Channel Online - Internet TV Channel

o    Smallcap Confidential-Internet TV Channel

o    Focus on Unique Visitor Growth

                                                                    modavox logo
                                graphics omitted


BOOMBOX(r)
BOOMBOX RADIO(R)

Multiple Live Streams                    Custom Branding
On-Demand Archives
                                         SEARCH
Detachable Branded Player
                                         Stream Syndicate Targeted Advertising
Viral Content Promotion
                                         Integrated Blog
Interactive Directory
                                         Advanced Advertising
Marketing
                                         My Space Ready
                                         FaceBook Ready
                                         iTunes Ready
                                         RSS FEED Ready
                                         3rd Party Site Ready

                                         Built In Content Promotion

                                                                    modavox logo
                               graphics omitted


BOOMBOX(r)
BOOMBOX RADIO(R)

Search                                      Stream Syndicate Targed Advertising

Live & On-Demand Streaming                  Branded players

Customizable Player                         Pre Roll Video

Stream Syndicate Targeted Advertising       Video Information

                                            Advanced Search options

                                            Archival Video Content

                                                                    modavox logo

                             NETWORK BUSINESS MODEL
--------------------------------------------------------------------------------

INTERNET TALK RADIO - VOICEAMERICA(TM)
      WORLD TALK RADIO(TM)

     o    Host Pays

          o    Currently producing over 300 shows

          o    Flat fee for 13 weekly shows

          o    Approximately 75% quarterly renewal rate

          o    Approximately 25% quarterly growth rate

          o    Syndication Services up to 1700 US Affiliates

     o    Sponsorship & Advertising

          o    Create High Traffic TV and Radio Destinations

          o    Create & Sell Advertising and Sponsorship Inventory

                                                                    modavox logo

                             NETWORK BUSINESS MODEL
--------------------------------------------------------------------------------

INTERNET RADIO & TV

     o    Content Provider Pays
          o    Development Fees
          o    Monthly Platform Fees

     o    Sponsorship & Advertising
          o    Drive Traffic to Targeted Niche Content
          o    Split Revenues with Content Provider
          o    Create & Sell Inventory at Highest Possible CPM


                                                                    modavox logo

                              NETWORK COMPETITION
--------------------------------------------------------------------------------

THE MODAVOX ADVANTAGES

     o    TALK VERSUS MUSIC - NO ROYALTY FEES

     o    VIDEO NETWORKS EMERGING-VAST RANGE OF APPLICATIONS

     o    PRODUCT VERSIONS ARE SEVERAL GENERATIONS AHEAD

     o    EXCLUSIVE TARGETING CAPABILITY

     o    TV & RADIO DESTINATIONS ARE POPULATED AND CAN CROSS POLLINATE

     o    EVERY NEW CLIENT RELATIONSHIP BRINGS NEW TARGETED AUDIENCE

COMPETITORS INCLUDE

AOL Radio                           Sirius Satellite Radio
XM Satellite Radio                  Clear Channel Radio
CBS Radio                           Brightcove
Kit Media                           TalkZone

                                                                    modavox logo

                             NETWORK GROWTH DRIVERS
--------------------------------------------------------------------------------

TALK RADIO                                MDVX Monthly Average Unique Vistors

New Networks                                    graph omitted

Targeted Advertising B



BOOMBOX(R)(R) INTERNET TV & RADIO DESTINATIONS

Audience & Advertising Inventory Growth

High Quality Content Broadcast Rights Acquisition

Focused Advertising Sales Effort



                                                                    modavox logo

                               INTERACTIVE AGENCY
--------------------------------------------------------------------------------

MODAVOX HAS TWO PRODUCTS WITHIN

     ITS INTERACTIVE AGENCY:


 o   ENTERPRISE COMMUNICATIONS-MODAVOX ENTERPRISE(TM) PLATFORM


 o   ADVERTISING - STREAM SYNDICATE(TM)



                                                                    modavox logo

                          INTERACTIVE AGENCY HIGHLIGHTS
--------------------------------------------------------------------------------

o    MODAVOX ENTERPRISE(TM) PLATFORM

o    New BoomBox(R) Radio and Video 3.0 Coming Online

o    BoomBox(R) Box Office 2.0 - Pay-Per-View

o    New Intranet Deployment for Advanced Equities Corp

o Continued Utilization and Success with Merrill Lynch, Allergan, State of Arizona, Arizona State University, Stanford University, Georgetown University, New York Times, and others.

o BoomBox(R) Box Office Pay-Per-View Being Established with Leading Venues - Starwood Hotels and Resorts, Harrah's International and others.

o    Proven PPV Performance in 42 Countries

                                                                    modavox logo

                          INTERACTIVE AGENCY HIGHLIGHTS
--------------------------------------------------------------------------------

o    STREAM SYNDICATE(TM)


o    Continued Success with Newspaper, Affiliate, and High Traffic Website
     Operations

o    New website www.streamsyndicate.com

o    VP Sales Penny Rabjohn

o    Dedicated Sales Team

o    Focus on Modavox Destinations


                                                                    modavox logo
modavox logo




                        MODAVOX ENTERPRISE PLATFORM (TM)

TARGETED BANNER                                 CUSTOMIZED BRANDING

CHANNELS WITH INDEPENDENT CONTROLS              SEARCHABLE METADATA

PLAYLIST CONTROLS                               STREAM SYNDICATE TARGETED
                                                ADVERTISING

                                TARGETED CONTENT

                        MODAVOX ENTERPRISE PLATFORM (TM)




                                graphics omitted

                                STREAM SYNDICATE


                               graphics omitted

                        INTERACTIVE AGENCY BUSINESS MODEL
--------------------------------------------------------------------------------

 o   STREAM SYNDICATE(TM)

     o    Fees Are Calculated Per Month Per Advertisement Campaign - NO CPM


 o   TARGET MARKETS

     o    Online Network Affiliate Websites

     o    Online Newspaper Websites

     o    Online Magazine Websites

     o    Highly Trafficked Consumer Websites

     o    Modavox Network & Agency Sites


 o   SIGNIFICANT SALES TRACTION


                                                                    modavox logo

                       INTERACTIVE AGENCY BUSINESS MODEL
--------------------------------------------------------------------------------

MODAVOX ENTERPRISE(TM) PLATFORM

     o    Development Fees
     o    Monthly Platform Fees
     o    Stream Syndicate(TM) Advertising Splits

TARGET MARKETS

     o    Multi Unit Operators/Franchise Operations
     o    Advertising and Marketing (Product Showcase)
     o    Corporate Communications & Training
     o    E-Learning
     o    Investor Relations - Finance

SIGNIFICANT SALES TRACTION



                                                                    modavox logo

                         INTERACTIVE AGENCY COMPETITION
--------------------------------------------------------------------------------

THE MODAVOX ADVANTAGES

     o    PATENTED TARGETING CAPABILITY

     o    PRODUCT VERSIONS ARE SEVERAL GENERATIONS AHEAD

     o    EXCLUSIVE FEATURES

     o"MORE FOR LESS" PRICE POSITIONING

     o    BOOMBOX(R) AND STREAM SYNDICATE(TM) BRANDS

COMPETITORS INCLUDE

Blue Lithium/Yahoo                         World Now

XM Satellite Radio                         AOL/TACODA

CBS Radio                                  Brightcove

Target Spot                                Simple Media

                                                                    modavox logo

                               INVESTMENT BENEFITS
--------------------------------------------------------------------------------

o    Customized Content Technologies (Enabling Software Platforms)
o    Patented Technologies for direct product/service sales and licensing
o    BoomBox(R) Radio - Network (Internet Talk Radio Leader in U.S.)
o    Syndication Services - Largest Internet to Terrestrial All Talk Radio in
     USA
o    BoomBox(R)(R) Video - Network and Enterprise
o    StreamSyndicate (TM) - Advertising
o    Proven Model for Revenue Growth & Profit Potential
o    Pay-Per-View BoomBox(R)(R) Box Office - Global and Highly Scalable
o    BoomBox Has Enabled Success Fees from Product Sales it Enables - Scale
o    Proven E-Learning Applications - Genentech, Allergan
o    No outstanding debts
o    Patent license strategy provides residual income opportunities
o    High growth markets - shift from terrestrial media to Internet
o    Affinity Verticals--News/Sports/Entertainment/Health/Business/Faith
o    Surging Internet advertising opportunities
o    Hidden Assets--Program Archive Library


                                                                    modavox logo

                                   MANAGEMENT
--------------------------------------------------------------------------------

               DAVID IDE, Chief Executive Officer

               NATHAN BRADLEY, Chief Technology & Product Officer

               SEAN BRADLEY, Vice President Product Development

               JEFF SPENARD, President of Internet Radio

               JIM CRAWFORD, Chief Information Officer

               RICHARD KEPPLER, Vice President Business Development

               STEVE KANAVAL, General Manager Las Vegas

               PENNY, RABJOHN, Vice President Stream Syndicate

               RAY ELLIS, Director Voice America Sports



                                                                    modavox logo